UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                        CURRENT REPORT PURSUANT
                    TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         JULY 5, 2005


                          NEXTEL PARTNERS, INC.

       (Exact Name of Registrant as Specified in Its Charter)

                                 DELAWARE

            (State or Other Jurisdiction of Incorporation)

       000-29633                                          91-1930918
--------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

                           4500 CARILLON POINT
                      KIRKLAND, WASHINGTON 98033

          (Address of Principal Executive Offices) (Zip Code)

                            (425) 576-3600

         (Registrant's Telephone Number, Including Area Code)

                             NOT APPLICABLE

     (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

          On July 5, 2005, Nextel Partners, Inc. delivered a Notice Invoking Alternate Dispute Resolution Process to Nextel Communications, Inc. and Nextel WIP Corp., a wholly owned subsidiary of Nextel Communications, under the Joint Venture Agreement dated January 29, 1999 among us, one of our subsidiaries and Nextel WIP. In the Notice, we assert that certain elements of the merger integration process involving Nextel Communications and Sprint Corporation violate several of Nextel Communications' and Nextel WIP's obligations under the Joint Venture Agreement and related agreements, including without limitation the following:

o The changes that Nextel Communications and Sprint recently announced they are planning to make with respect to branding after the close of the Sprint-Nextel Communications merger would violate the Joint Venture Agreement if we cannot use the same brand identity that Nextel Communications will use after the merger, i.e., the Sprint brand.

o Other operational changes that we believe Nextel Communications and Sprint plan to implement after the Sprint-Nextel Communications merger (including without limitation changes with respect to marketing and national accounts) would violate the Joint Venture Agreement.

o The operations of the combined Sprint-Nextel Communications could violate our exclusivity rights under the Joint Venture Agreement.

o Nextel Communications and Nextel WIP have not complied with their obligation to permit us to participate in and contribute to discussions regarding branding and a variety of other operational matters.

          On July 5, 2005, we also commenced an action against Nextel Communications and Nextel WIP in New York Supreme Court asking the court to issue an injunction to preserve the status quo pending the outcome of the dispute resolution process. In the action, we are asking the court to prevent Nextel Communications from making any change in its brand identity, unless and until we can make the same change at the same time as provided under the Joint Venture Agreement, and to prevent Nextel Communications from engaging or continuing to engage in any other actions that would breach the Joint Venture Agreement and cause us harm while we pursue the dispute resolution process contemplated by the Joint Venture Agreement.

          We cannot predict the timing or the outcome of the court proceedings or the dispute resolution process.

                          FORWARD LOOKING STATEMENTS

          "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. A number of the matters and subject areas discussed in this report that are not historical or current facts deal with potential future circumstances and developments, including without limitation, matters related to Nextel Partners' growth strategies and future financial and operating results. The words "believe," "expect," "intend," "estimate," "assume" and


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"anticipate," variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from Nextel Partners' actual future experience involving any one or more of such matters and subject areas. Nextel Partners has attempted to identify, in context, certain of the factors that it currently believes may cause actual future experience and results to differ from Nextel Partners' current expectations regarding the relevant matter or subject area. Such risks and uncertainties include the economic conditions in our targeted markets, performance of our technologies, competitive conditions, customer acceptance of our services, access to sufficient capital to meet operating and financing needs, uncertainties relating to the Sprint-Nextel Communications merger and those additional factors that are described from time to time in Nextel Partners' reports filed with the SEC, including Nextel Partners' annual report on Form 10-K for the year ended December 31, 2004 and its subsequent quarterly filing on Form 10-Q. This report speaks only as of its date, and Nextel Partners disclaims any duty to update the information herein.

                ADDITIONAL INFORMATION AND WHERE TO FIND IT

          In connection with the put right which could arise in connection with the proposed Sprint Corporation - Nextel Communications, Inc. merger transaction, Nextel Partners, Inc. has filed and will be filing proxy statements and other materials with the Securities and Exchange Commission. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTEL PARTNERS, INC. AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of the proxy statements and other relevant documents when they become available as well as other materials filed with the SEC concerning Nextel Partners, Inc. at the SEC's website at http://www.sec.gov. Free copies of Nextel Partners, Inc.'s SEC filings are also available on Nextel Partners, Inc.'s website at http://www.nextelpartners.com. These materials and other documents may also be obtained for free from: Nextel Partners, Inc at Nextel Partners, Inc., 4500 Carillon Point, Kirkland, WA 98033, Attn: Investor Relations.

                     PARTICIPANTS IN THE SOLICITATION

          Nextel Partners, Inc. and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Nextel Partners, Inc.'s stockholders with respect to the proposed transaction. Information regarding the officers and directors of Nextel Partners, Inc. is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 8, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.


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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NEXTEL PARTNERS, INC.
                                           By:  /s/ Donald J. Manning
                                           Name:  Donald J. Manning
                                           Title: Vice President, General
                                                  Counsel and Secretary


Date:  July 5, 2005


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